Exhibit 99

SUBJECT TO REVISION
SERIES TERM SHEET DATED OCTOBER 16, 1996

SEARS CREDIT ACCOUNT MASTER TRUST II
$500,000,000 ____% Class A Master Trust Certificates, Series 1996-4 $22,500,000 ____% Class B Master Trust Certificates, Series 1996-4 Sears, Roebuck and Co. Servicer
Sears Receivables Financing Group, Inc. Seller

THE INVESTOR CERTIFICATES WILL REPRESENT FRACTIONAL UNDIVIDED
INTERESTS IN THE SEARS CREDIT ACCOUNT MASTER TRUST II (THE "TRUST") AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF SEARS, ROEBUCK AND CO. ("SEARS"), SEARS NATIONAL BANK, SEARS RECEIVABLES FINANCING GROUP, INC. ("SRFG") OR ANY AFFILIATE THEREOF. NEITHER THE INVESTOR CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION
WITH RESPECT TO THE INVESTOR CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION WITH RESPECT TO THE OFFERING OF THE INVESTOR CERTIFICATES. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS
OF ANY SUCH STATE.  SALES OF THE INVESTOR CERTIFICATES MAY NOT BE
CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

                       Underwriters of the Class A Certificates

CS First Boston
     Bear, Stearns & Co. Inc.
                  Goldman, Sachs & Co.
                               Merrill Lynch & Co.
                                          Salomon Brothers Inc

This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement and the Prospectus.

Offered Certificates......$500,000,000 ___% Class A Master Trust Certificates,
                          Series 1996-4 (the "Class A Certificates") and $22,500,000 ___% Class B Master Trust Certificates, Series 1996-4 (the "Class B Certificates," and together with the Class A Certificates, the "Offered Certificates").

Seller Retained
   Certificates...........$39,330,000 Class C Master Trust
                          Certificates, Series 1996-4
                          (the "Class C Certificates," and together with the Offered Certificates, the "Investor Certificates")

Interest on Offered
    Certificates...........Class A Certificates:  ____% per annum.

                           Class B Certificates:  ____% per annum.

                           Interest on the Offered Certificates will be calculated on the basis of a 360-day year of twelve 30-day months.

Principal Payment Dates.....Principal is expected to be paid to the Class A
                            Certificateholders in 24 equal monthly payments and to the Class B Certificateholders in a single payment. Certain payments of principal with respect to the Class C Certificates may be made prior to payment in full of the Class A Certificates, such that the Class C Certificate-holders' interest in the Trust will decline proportionately to the decline in the Class A Certificateholders' interest in the Trust, but the remaining amount of principal payments with respect to the Class C Certificates will not be made to the Class C Certificateholders until the final payment of principal has been made with respect to the Class B Certificates.

Interest Payment Dates......The 15th day of each month (or, if any such day is not a business day, the next succeeding business day), commencing on November 15, 1996 (each a "Distribution Date").

Class A Controlled
Amortization Amount.........For each Distribution Date with respect to the period commencing on the November
                            2000 Distribution Date and ending
                            on the October 2002 Distribution
                            Date, the Class A Controlled
                            Amortization Amount is expected
                            to be $20,833,333.34.

Class B Controlled
Amortization Amount.........For the November 2002 Distribution Date,
                            the Class B Controlled Amortization Amount is expected to be $22,500,000.00.

Class A Expected Final
Payment Date................The October 2002 Distribution Date.

Class B Expected Final
Payment Date................The November 2002 Distribution Date.

Receivables.................The aggregate amount of receivables in the
                            Accounts (as defined below) as of the last day of the Due Period ending in September 1996 was $7,141,537,376.78 consisting of $7,027,629,788.95 of principal receivables and $113,907,587.83
                            of finance charge receivables.

                            "Due Period" for any Account is the period included in the monthly billing cycle applicable to such Account.

Subordination; Additional
Amopunts Available to Class
A and Class B
Certificateholders..........The Class B Certificates and the
                            Class C Certificates will be subordinated to the extent available to fund certain payments with respect to the Class A Certificates.
                            In addition, the Class C Certificates
                            will be subordinated to the extent available to fund certain payments with respect to the Class B Certificates.

Series Termination Date.....The day following the October 2006 Distribution
                            Date.

ERISA Considerations........Under the regulations issued by the Department of
                            Labor, the Trust's assets would not be deemed
                            "plan assets" of any employee benefit plan holding interests in the Class A Certificates if certain conditions are met, such that the Class A Certificates would constitute "publicly-offered securities," including that interests in the Class A Certificates be held by at least 100 persons independent of SRFG and each other upon completion of the public offering of the Offered Certificates. The Class A Underwriters expect, although no assurance can be given, that interests in the Class A Certificates will be held by at least 100 such persons, and it is anticipated that the other conditions of the "publicly-offered security" exception contained in the regulations will be met. The Class B Underwriter does not expect that the Class B Certificates will be held by 100 or more independent persons. If the Trust's assets were deemed to be "plan assets" of such a plan, there is uncertainty as to whether existing exemptions from the "prohibited transaction" rules of the Employee Retirement
                            Income Security Act of 1974, as
                            amended ("ERISA"), would apply to
                            all transactions involving the
                            Trust's assets.  Accordingly,
                            employee benefit plans
                            contemplating purchasing
                            interests in Investor
                            Certificates should consult their
                            counsel before making a purchase.


Class A Certificate Rating..It is a condition to the issuance of the Class A
                            Certificates that they be rated
                            in the highest rating category by
                            at least two nationally
                            recognized rating agencies.  The
                            rating of the Class A
                            Certificates is based primarily
                            on the value of the receivables
                            in the Trust and the
                            subordination of the Class B
                            Certificates and the Class C
                            Certificates.

Class B Certificate Rating..It is a condition to the issuance of the
                            Class B Certificates that they be rated
                            in one of the three highest
                            rating categories by at least two
                            nationally recognized rating
                            agencies.  The rating of the
                            Class B Certificates is based
                            primarily on the value of the
                            Receivables in the Trust and the
                            subordination of the Class C
                            Certificates.

             COMPOSITION AND HISTORICAL PERFORMANCE OF THE SEARS PORTFOLIO

         All of the information describing the composition and historical performance of the open-end charge plan accounts set forth below reflects the composition and historical performance of the Sears Portfolio, and not that of the accounts from which receivables are included in the Trust (the "Accounts").

Composition of the Sears Portfolio

                        Composition of Accounts by Credit Limit

         The credit accounts in the Sears Portfolio have the following distributions of credit limits(1):


                                                        Percentage of Sears
                                                          Portfolio as of
                                                        Billing Cycles ended
                               Credit Limit               in December 1995
                           --------------------         ---------------------
                           $     0 - $  99(2) . . . . . . . . . . . .10.3%
                               100 -   499. . . . . . . . . . . . . . 0.7%
                               500 -   999. . . . . . . . . . . . . . 6.0%
                             1,000 - 1,499. . . . . . . . . . . . . . 9.0%
                             1,500 - 1,999. . . . . . . . . . . . . . 9.9%
                             2,000 - 2,999. . . . . . . . . . . . . .21.2%
                             3,000 - 3,999. . . . . . . . . . . . . .16.8%
                             4,000 and over . . . . . . . . . . . .  26.1%
                                                                    100.0%
_______________
(1) Information based on accounts with balances at any time in the twenty-four months ended with the billing cycles ended in December 1995. Includes accounts from Puerto Rico, which are not included in the Accounts.

(2) Zero credit limits may be imposed due to delinquency, upon customer request, temporarily in the case of lost or stolen credit cards or under other circumstances where obligor's credit may be in question. Specific approval (which, in general, is automatic for accounts delinquent for up to one billing cycle and automatically denied for accounts delinquent more than two billing cycles) is required for purchases on an account with a zero credit limit.


                                    Largest States

         The Sears Portfolio has not been concentrated geographically. As of the billing cycles ended in December 1995, the five states with the largest receivables balances and number of accounts were as follows(1):

Sears Portfolio          California    Florida   New York   Pennsylvania    Texas
------------------       ----------    --------  --------   -------------   -----
% of active accounts      9.9%           6.8%      6.3%        6.3%           6.8%
% of balances             9.9%           7.5%      5.7%        5.7%           8.1%

______________
(1) Excludes accounts from Puerto Rico, which were not included in the Accounts.

         No other state accounted for more than 5% of the number of active accounts in the Sears Portfolio or 5% of the balances as of the billing cycles ended in December 1995.

                                       Seasoning

         More than 57% of the accounts in the Sears Portfolio were at least five years old as of the billing cycles ended in December 1995. The distribution of the age of accounts in the Sears Portfolio is as follows(1):

                                                   Percentage of Sears
                                                   Portfolio as of
                                                   Billing Cycles ended
     Age of Accounts                               in December 1995
     ----------------                              --------------------
         Up to 1 year . . . . . . . . . . . . . . .12.9%
         1-2 years. . . . . . . . . . . . . . . . .11.4%
         2-3 years. . . . . . . . . . . . . . . . .10.5%
         3-4 years. . . . . . . . . . . . . . . . . 4.9%
         4-5 years. . . . . . . . . . . . . . . . . 3.0%
         5-10 years . . . . . . . . . . . . . . . .16.6%
         10 years and older . . . . . . . . . . .  40.7%
                                                  100.0%
_______________
(1) Information based on accounts with balances at any time in the twenty-four months ended with the billing cycles ended in December 1995. Excludes accounts from Puerto Rico, which were not included in the Accounts.


                               Summary Yield Information

         The annualized aggregate monthly yield for the Sears Portfolio is summarized as follows(1):


                               Twelve months
                                  ended
                               September 30, 1996    1995      1994     1993
                               -------------------  ------    ------    ------
Aggregate Monthly Yield........   17.72%            17.36%    17.67%    17.65%
_______________
(1) The average aggregate monthly yield for the three-month period ended September 30, 1996 was 17.89%. Aggregate monthly yield is the average of monthly yields annualized for each period shown. Monthly yield is calculated by dividing (x) monthly finance charges minus the amount of finance charges billed to accounts that were charged-off as uncollectible in such month ("Uncollected Finance Charges") by (y) the balance outstanding as of the beginning of the month. If Uncollected Finance
Charges were not excluded from the calculation of monthly yield, the annualized aggregate monthly yield for the three-month period ended
September 30, 1996, and for each of the twelve-month periods ended
September 30, 1996 and December 31, 1995, 1994 and 1993 would have been 18.43%, 18.18%, 17.75%, 18.03% and 18.02%, respectively. See footnote (1)
to the Summary Charge-Off and Delinquency Information table. Excludes accounts from Puerto Rico, which were not included in the Accounts.

                    Summary Charge-Off and Delinquency Information

         Charge-off and delinquency information with regard to the Sears Portfolio is summarized as follows:
                         Twelve months
                             ended
                       September 30, 1996        1995       1994     1993
                       ------------------        -----      -----    ------
Gross Charge-Offs as
 a % of balances(1).......   4.78%               3.88%      3.66%     3.72%
Recoveries as a
 % of balances(1)(2)......   0.78%               0.72%      0.67%     0.62%
Delinquencies as
 a % of balances(3).......   4.65%               3.87%      3.64%     3.65%
_______________
(1) The average gross charge-offs as a percentage of balances for the three-month period ended September 30, 1996 was 5.47%. All rates shown are unweighted averages of annualized monthly rates for the indicated periods. The monthly rate is calculated by dividing the amount of charge-offs of principal receivables or recoveries for each month by the balance outstanding as of the beginning of the month and does not reflect Uncollected Finance Charges. If gross charge-offs included Uncollected Finance Charges, gross charge-offs as a percentage of balances for the three-month period ended September 30, 1996, and for each of the twelve-month periods ended September 30, 1996 and December 31, 1995, 1994 and 1993 would have been 6.01%, 5.24%, 4.27%, 4.02% and 4.09%, respectively. See footnote (1) to the Summary Yield Information table. Excludes accounts from Puerto Rico, which were not included in the Accounts.

(2) All recoveries with respect to charged-off receivables will be the property of Sears, unless an election is made to include such amounts in the Trust.

(3) The average delinquencies as a percentage of balances for the three-month period ended September 30, 1996 was 5.07%. In general, an account is considered delinquent when it is past due a total of three or more scheduled monthly payments. Delinquencies as of the end of each month are divided by balances at the beginning of each such month.

                         Summary Delinquency Aging Information

         The aging of delinquent receivables with respect to the Sears Portfolio is summarized as follows(1):
                              Twelve months
                                   ended
                             September 30, 1996     1995      1994      1993
                             ------------------     -----     ------    -----
Delinquencies as a % of
 balances 60-89 days past due.....   1.58%          1.34%      1.31%    1.36%
 90-119 days past due.............   1.08%          0.89%      0.83%    0.82%
 120 days or more past due........   1.99%          1.64%      1.50%    1.47%
                                    ------          -----      -----    -----
Total Delinquencies...............   4.65%          3.87%      3.64%    3.65%
_______________
(1) In general, an account is considered delinquent when it is past due a total of three or more scheduled monthly payments. Delinquencies as of the end of each month are divided by balances at the beginning of each such month. Excludes accounts from Puerto Rico, which were not included in the Accounts.

                           Summary Payment Rate Information

         The rate of payments in the Sears Portfolio is summarized below as follows(1):

                            Twelve months
                                ended
Payment Rates              September 30, 1996       1995     1994    1993
-------------              ------------------       -----    -----   -----
Average Monthly Rate...........  6.26%              6.48%    6.87%    7.20%
High Monthly Rate..............  6.77%              7.09%    7.69%    7.85%
Low Monthly Rate...............  5.79%              6.07%    6.54%    6.70%
_______________
(1) Payment rate is the cash received during each group of billing cycles divided by the balance outstanding as of the beginning of those cycles. Excludes accounts from Puerto Rico, which were not included in the Accounts.